STI CLASSIC FUNDS
Supplement dated January 30, 2007, to the
Prospectus dated August 1, 2006 for the
STI Classic Money Market Funds (Institutional Shares)
Effective February 12, 2007, normal trading will be extended to 5:00 p.m. Eastern Time for the STI Classic Institutional Cash Management Money Market Fund. The sections entitled “When Can You Purchase Shares” on page 13 and the “How to Sell Your Shares” section on page 15 of the Prospectus are revised as follows:
When Can You Purchase Shares
The price per share (the offering price) will be the net asset value per share (“NAV”) next determined after the Funds receive your purchase order in proper form. Each Fund, except for the STI Classic Institutional Cash Management Money Market Fund, calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time). The STI Classic Institutional Cash Management Money Market Fund calculates its NAV once each Business Day at 5:00 p.m. Eastern Time.
For you to be eligible to receive dividends declared on the day you submit your purchase order, a Fund or its authorized agent must receive (1) your order in proper form before 10:30 a.m., Eastern Time for the Classic Institutional Municipal Cash Reserve Money Market Fund, before 3:00 p.m., Eastern Time for the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund and before 5:00 p.m. Eastern Time for the Classic Institutional Cash Management Money Market Fund and (2) federal funds (readily available funds) before 6:00 p.m., Eastern Time. Otherwise, your purchase order will be effective the following Business Day, as long as each Fund receives federal funds before calculating its NAV the following day. If the NYSE closes early — such as on days in advance of certain holidays — the Funds may impose earlier closing times and will calculate their NAV as of those earlier closing times.
How to Sell Your Fund Shares
Redemption orders must be received by the Funds on a Business Day before 10:30 a.m., Eastern Time for the Classic Institutional Municipal Cash Reserve Money Market Fund, before 3:00 p.m., Eastern Time for the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund and before 5:00 p.m. Eastern Time for the Classic Institutional Cash Management Money Market Fund. Orders received after these times will be executed the following Business Day. If the NYSE closes early — such as on days in advance of certain holidays — the Funds may impose earlier closing times and will calculate their NAV as of those earlier closing times.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SP-INMM-0107